UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 10, 2007 (July 5, 2007)

VNUS Medical Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50988	94-3216535

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5799 Fontanoso Way
San Jose, California 95138
(408) 360-7200

(Address of principal executive offices including zip code and registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K DATED July 10, 2007
EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 5, 2007, Charlene A. Friedman tendered her resignation as Vice President, General Counsel and Secretary of VNUS Medical Technologies, Inc. (the “Company”), effective July 20, 2007.
     The Company issued a press release on July 10, 2007 announcing the foregoing, a copy of which press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 10, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 10, 2007

VNUS MEDICAL TECHNOLOGIES, INC.
By:	/s/ Timothy A. Marcotte
	Name:	Timothy A. Marcotte
	Title:	Chief Financial Officer and Vice President, Finance and Administration

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED July 10, 2007

Exhibit	Description
99.1	Press Release, dated July 10, 2007.